  EXHIBIT 99.1

Aftermaster Corporate Update

HOLLYWOOD, Calif., May 30, 2019 -- Aftermaster, Inc. (OTCQB: AFTM)

Summary of Recent Corporate Developments

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Aftermaster’s new manufacturer has delivered the first completed circuit boards for the testing of its newly redesigned and improved Aftermaster Pro and HearClearTV products. The Company expects the first shipments of finished products to be received as early as June.
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Both the Aftermaster Pro and HearClearTV products have been completely redesigned esthetically and electronically, with updated components and a redesigned circuit board. The new units offer higher quality and reliability and easier installation. Additional features have also been added including Optical connections, Bluetooth connectivity and a handheld remote.
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With its redesigned products well into the pipeline, Aftermaster anticipates gaining significant traction with strategic partners and major retail distributors that should allow the Company to offer its products in a multitude of new environments.
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Aftermaster has entered into forbearance agreements with its major ratcheting convertible noteholders, restricting future conversions of debt into equity for 120 days. These agreements represent the first critical step in restructuring the Company’s balance sheet and optimizing its capital structure.

Management Commentary

This is one of the most exciting times in the history of Aftermaster as we believe we have taken key steps necessary to position the Company for long term success. The Company’s anticipated sales pipeline has experienced a rapid progression in the last 90 days in anticipation of multiple Aftermaster product lines becoming available to the market. The pipeline negotiations include both retail distribution opportunities and strategic partnerships which are expected to translate into multiple new revenue streams in the coming months.

The increase in sales related activity has been partially driven by our significantly reduced production costs as a result of new manufacturing agreements the Company has entered. These lower unit costs now allow Aftermaster to participate in new retail environments, many of which were previously not economically viable. In addition to substantially improved margins, a complete redesign resulting in higher quality, reliability and easier installation should make our new products even more desirable to both retailers and customers.

Test units have been received by the Company with the first volume production runs under this new manufacturing agreement expected to be received as early as June for both the Aftermaster Pro and HearClearTV product lines. Our highly anticipated Aftermaster “Superbar™” soundbar product should follow in the third calendar quarter of this year along with our Aftermaster Studio Pro for commercial applications. Based on conversations with potential major distribution partners, the Company expects very strong demand for the Aftermaster Superbar™ given its broad retail appeal and simplicity in delivering Aftermaster’s disruptive audio technology to home entertainment systems at a highly competitive price. Given current information, the Company anticipates a quick resumption of revenue generation to occur in the summer of 2019, with the potential for significant increases later in 2019 as the Aftermaster Superbar enters the market.

Critical to our ability to create long term shareholder value, is the optimization of our balance sheet. It is no secret that the ratcheting convertible debt Aftermaster has on the balance sheet has had a material adverse impact on the Company’s share price. To address this, the Company has entered into forbearance agreements on May 16-21, 2019, with all the Company’s ratcheting convertible noteholders whose debt is currently eligible for conversion into common shares. The forbearance agreements include restrictions on (i) debt conversions, (ii) the sale of Company common stock, and (iii) the exercise of remedies under the convertible notes, for an initial period of 120 days. In exchange for the forbearance agreements, the Company will make payments for the forbearance and principal and interest payments each month. The 120-day forbearance term can be extended for an additional 120 days under the same terms upon the Company making additional payments on the outstanding note balances. Aftermaster believes that these forbearance agreements will provide much-needed breathing room for the Company to execute on its operational objectives and allow the Company’s share price to better reflect its true fundamental potential.

While the last couple of years have been an extremely difficult time, what we have learned regarding product positioning, distribution tactics and unit cost structure, has allowed us to reposition the Company for substantial long-term shareholder value creation going forward. In summary, Aftermaster has recently reduced its unit production costs by approximately 50%, expanded its product line to efficiently deploy Aftermaster technology to a broad market, significantly expanded its sales pipeline and entered forbearance agreements with convertible noteholders to alleviate the consistent supply of shares of the Company’s common stock being sold in the open market. These efforts should collectively place Aftermaster in a much stronger position going into the second half of 2019 and beyond.

For further information about this update or Aftermaster, please contact Mr. Mark Depew, SVP, Finance:

1-310-657-4886 or 1-307-630-2219

mdepew@aftermaster.com

or

Investor Relations Contact:
Mike Cole
MZ Group
Phone: (949) 259-4988
Email: mike.cole@mzgroup.us

ABOUT AFTERMASTER

Aftermaster is a groundbreaking and award-winning audio technology developed for the mastering, re-mastering and processing of audio. Aftermaster's team includes music and audio technology leaders Ari Blitz, Pete Doell, Rodney "Darkchild" Jerkins, Larry Ryckman, Justin Timberlake, Andrew Wuepper and Shelly Yakus. Aftermaster delivers an unparalleled clarity, depth and fullness to any audio source, while delivering a significant increase in volume without increased distortion or loss of dynamic range. The technology has been utilized by a number of leading musicians seeking to create a fuller and richer sound quality than otherwise available in digital audio. Aftermaster also owns and operates six recording and mastering studios in Hollywood, California.

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate” or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully develop, manufacture and market our products; the acceptance of our products by customers; our continued ability to pay operating costs and ability to meet demand for our products; the amount and nature of competition from audio product companies, many of which are better capitalized; the effects of changes in the audio technology markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

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